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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                   ------------


                                     FORM 8-K
                                  CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     January 26, 1999


                   Harman International Industries, Incorporated
                    ------------------------------------------
              (Exact name of registrant as specified in its charter)


                                     Delaware
                  ----------------------------------------------
                  (State or other jurisdiction of incorporation)


        1-9764                                    11-2534306
------------------------             ---------------------------------
(Commission File Number)             (IRS Employer Identification No.)


1101 Pennsylvania Avenue, N.W., Ste. 1010, Washington, D.C.  20004
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (202) 393-1101

                          Not Applicable
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(Former name or former address, if changed since last report)





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Item 5.  Other Events

     On January 26, 1999, Harman International Industries, Incorporated ("Harman") issued a press release announcing earnings for the three and six months ending December 31, 1998, including a restructuring charge, other information concerning these periods, and a future outlook. The press release is filed as part of this Current Report on Form 8-K.


Item 7c.  Exhibits

Exhibit           Description

20.1 Press release announcing second quarter and first half results, including special charges, and other information concerning these periods and future periods.










Note: Except for historical information contained herein, the matters discussed are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those suggested in the forward-looking statements, including but not limited to the effect of economic conditions, product demand, currency exchange rates, competitive products and other risks detailed in the Company's other Securities and Exchange Commission filings.












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                                      Signatures
                                      ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HARMAN INTERNATIONAL
                                   INDUSTRIES, INCORPORATED


                                   By:  /s/ Frank Meredith
                                       ----------------------------
                                        Frank Meredith
                                        Vice President of Finance and
                                        Administration and Chief
                                        Financial Officer




Date:  January 26, 1999























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                             EXHIBIT INDEX
                            ---------------


Exhibit No.            Description                      Page
-----------            -----------                      ----

   20.1                Press Release                     5-8





































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